Exhibit 10.37

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

MANUFACTURING AGREEMENT

DPT LABORATORIES, LTD.

AND

ANACOR PHARMACEUTICALS

Table of Contents

I - DEFINITIONS		4

1.1	ACT	4
1.2	AFFILIATE	4
1.3	FDA	5
1.4	FORECASTED NEEDS	5
1.5	LABEL, LABELED, OR LABELING	5
1.6	MANUFACTURING FEE	5
1.7	LAUNCH YEAR	5
1.8	MATERIALS FEE	6
1.9	MATERIAL SAFETY DATA SHEET	6
1.10	PACKAGING	6
1.11	PRODUCT(S)	6
1.12	SPECIFICATIONS	6

II - PRODUCT MANUFACTURE AND SUPPLY		7

2.1	MANUFACTURE AND PURCHASE	7
2.2	SUPPLY OF MATERIALS	7
(a)	Materials Supplied by COMPANY	7
(b)	Materials Supplied by DPT	8
(c)	Packaging and Labeling	8
(d)	Additional Charges	8
2.3	MATERIALS TESTING	9
2.4	MATERIAL SAFETY DATA SHEETS	9
2.5	COMMENCEMENT OF MANUFACTURING FOR NEW PRODUCTS	9
2.6	PURCHASE ORDERS	9
(a)	Purchase of Products	9
(b)	Forecasted Needs	10
(c)	Time of Issuance	10
(d)	Contents of Purchase Orders	11
2.7	REJECTED PRODUCTS	11
(a)	Rejection of Product by COMPANY	11
(b)	Replacement of Rejected Product	11
(c)	Responsibility for Costs	12
(d)	Resolution of Conflict	12
(e)	Recalled Product	13
2.8	PRODUCT PRICE	13
(a)	Manufacturing Fees	13
(b)	Materials Fees	14
2.9	PAYMENT	15
2.10	LATE PAYMENT	15

2.11	DISPOSAL COSTS	16
2.12	SUBCONTRACTING	16

III - SHIPMENT AND RISK OF LOSS		16

3.1	SHIPMENT	16
3.2	DELIVERY TERMS	16
3.3	CLAIMS	16

IV - TERM AND TERMINATION		17

4.1	TERM	17
4.2	TERMINATION	17
4.3	PAYMENT ON TERMINATION	17
4.4	SURVIVAL	17

V - CERTIFICATES OF ANALYSIS AND MANUFACTURING COMPLIANCE		18

5.1	CERTIFICATES OF ANALYSIS	18
5.2	STABILITY TESTING	18
5.3	VALIDATION WORK OR ADDITIONAL TESTING	18
5.4	FDA INSPECTION	19
5.5	REGULATORY FILINGS	19

VI - WARRANTIES		19

6.1	CONFORMITY WITH SPECIFICATIONS	19
6.2	COMPLIANCE WITH THE ACT	20
6.3	CONFORMITY WITH FDA REGULATIONS AND CGMP’S	20
6.4	COMPLIANCE OF PACKAGING AND LABELING WITH LAWS AND REGULATIONS	20
6.5	ACCESS TO DPT’S FACILITIES	20
6.6	INSPECTIONS	21
6.7	DEBARMENT	21
6.8	DISCLAIMER	22

VII - FORCE MAJEURE		22

VIII — CHANGES TO PROCESS OR PRODUCT		22

8.1	CHANGES BY COMPANY	22
8.2	CHANGES BY DPT	23
8.3	CHANGES BY REGULATORY AUTHORITIES	23
8.4	OBSOLETE INVENTORY	23

IX - CONFIDENTIAL INFORMATION		24

9.1	CONFIDENTIAL INFORMATION	24
(a)	Obligations of Confidentiality	24
(b)	Exceptions	25
(c)	DPT Business Model	26
9.2	TRADEMARKS AND TRADE NAMES	26

X — INDEMNIFICATION		26

10.1	INDEMNIFICATION BY DPT	26
10.2	INSURANCE BY DPT	27
10.3	INDEMNIFICATION BY COMPANY	27

10.4	INSURANCE BY COMPANY	27
10.5	STACKING OF INSURANCE	28
10.6	PATENT AND OTHER INTELLECTUAL PROPERTY RIGHTS	28
(a)	Warranty by COMPANY	28
(b)	Warranty by DPT	29
10.7	CONDITIONS OF INDEMNIFICATION	29

XI - GENERAL PROVISIONS		29

11.1	NOTICES	29
11.2	ENTIRE AGREEMENT; AMENDMENT	30
11.3	WAIVER	30
11.4	OBLIGATIONS TO THIRD PARTIES	30
11.5	ASSIGNMENT	30
11.6	GOVERNING LAW AND ARBITRATION	31
(a)	Governing Law	31
(b)	Arbitration	31
(c)	Mediation	31
11.7	SEVERABILITY	31
11.8	HEADINGS, INTERPRETATION	32
11.9	COUNTERPARTS	32
11.10	INDEPENDENT CONTRACTOR	32
11.11	EXPORT/IMPORT LAWS AND REGULATIONS	32

This Manufacturing Agreement (the “Agreement”) is made as of this 18th day of April 2014 (the “Effective Date”) by and between Anacor Pharmaceuticals, Inc. a corporation organized under the laws of the State of Delaware with its principal place of business at 1020 East Meadow Circle, Palo Alto, CA 94303 (hereinafter referred to as “COMPANY”) and DPT Laboratories, Ltd., a Texas Limited Partnership with a place of business at 307 East Josephine Street, San Antonio, Texas 78215 individually and on behalf of its Affiliate (hereinafter collectively referred to as “DPT”).

WITNESSETH:

WHEREAS, COMPANY is engaged in the distribution and sale of certain pharmaceutical and/or cosmetic products; and

WHEREAS, DPT owns and has a broad spectrum of technologies for the development, formulation, testing, control, manufacture, filling and distribution of pharmaceutical, over-the-counter and cosmetic products; and

WHEREAS, COMPANY desires DPT to manufacture and sell the Products hereinafter defined to COMPANY, and DPT desires to do so.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter expressed, the parties agree as follows:

I - DEFINITIONS

1.1                               Act

“Act” means the Federal Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder.

1.2                               Affiliate

“Affiliate” means any legal entity, domestic or foreign, that directly or indirectly, owns or controls, is owned or controlled by, or is under common “Ownership” or “Control” with, a party.  Ownership means possession of at least 50% of the equity in such legal entity or party, as the case may be.  Control means the ability to direct or cause the direction of the management and policies of such legal entity or party, as the case may be.

1.3                               FDA

“FDA” means the United States Food and Drug Administration, or any successor entity thereto.

1.4                               Forecasted Needs

“Forecasted Needs” means COMPANY’s estimate of Products to be ordered from DPT for each of the [*****] months following the month in which such estimate is provided.

1.5                               Label, Labeled, or Labeling

“Label”, “Labeled”, or “Labeling” means all labels and other written, printed, or graphic matter upon:  (i) Product or any container or wrapper utilized with Product or  (ii) any written material accompanying Product.

1.6                               Manufacturing Fee

“Manufacturing Fee” means the fee paid by COMPANY to DPT for services required to manufacture and package Products.  The Manufacturing Fee is quoted in single final Product unit increments (i.e. by the bottle or tube).  The Manufacturing Fee shall include services for [*****].  The Manufacturing Fee does not include, without limitation, [*****].  These services are in addition to the Manufacturing Fee and shall be billed under the relevant protocol.  In addition, the Manufacturing Fee does not include [*****].

1.7                               Launch Year

“Launch Year” means a period of a variable number of months commencing on the first day of the month following the initial invoicing of Product which has been commercially manufactured by DPT in accordance with the terms and conditions of this Agreement and ending on December 31 of the year of the initial invoicing.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.8                               Materials Fee

“Materials Fee” is quoted in single final Product unit increments and is defined as DPT’s Standard Cost (“Standard Cost” is the [*****]. Materials Fee does not include, without limitation, costs associated with [*****].  These items will be invoiced to COMPANY at DPT’s cost on a [*****] basis and COMPANY agrees to reimburse DPT for any such authorized expenditures made on COMPANY’s behalf.

1.9                               Material Safety Data Sheet

“Material Safety Data Sheet” (“MSDS”) means written or printed material concerning a hazardous chemical which is prepared in accordance with the regulations promulgated by the Occupational Safety & Health Administration, or any successor entity thereto.

1.10                        Packaging

“Packaging” means all primary containers, cartons, shipping cases, inserts or any other like material used in packaging, or accompanying, Product.

1.11                        Product(s)

“Product(s)” means product(s) (as listed in Schedule A) manufactured, packaged, labeled and/or finished by DPT to meet the Specifications (as hereinafter defined).

1.12                        Specifications

“Specifications” means the (i) raw material specifications (including chemical, micro, and packaging specifications) and, whenever possible, the grade of the materials; (ii) sampling requirements (i.e., lab, chemical, and micro);  (iii) compounding module, including compounding process and major equipment; (iv) intermediate specifications; (v) packaging module (including packaging procedures, torque and fill weights); and (vi) finished Product specifications release criteria including DPT’s Acceptable Quality Limits (“AQL’s”).  Specifications shall be established and/or amended from time to time upon the written agreement of both DPT and COMPANY via a Change Control Request (“CCR”) in accordance with Section IX below.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

II - PRODUCT MANUFACTURE AND SUPPLY

2.1                               Manufacture and Purchase

Subject to the terms and conditions of this Agreement, DPT agrees that it will manufacture for and provide to COMPANY, and COMPANY agrees that it will purchase from DPT, [*****] percent ([*****]%) of the COMPANY’s requirements of the Products as described in Exhibit A for a minimum of [*****] from the date of launch. COMPANY shall pay DPT for Products according to paragraph 2.8 below.  DPT shall manufacture Products in accordance with the Specifications or pursuant to exceptions approved in writing by COMPANY, and in sufficient quantity to meet COMPANY’s Forecasted Needs for the length of this Agreement.

2.2                               Supply of Materials

(a)                                 Materials Supplied by COMPANY

If COMPANY is to supply any material for manufacture of Products as set forth under this Section, COMPANY shall notify DPT, in writing, specifying which materials it will supply.  COMPANY shall provide DPT with said materials at COMPANY’s expense along with Certificates of Analysis and MSDS sheets relating to same, at a minimum of [*****] prior to DPT’s scheduled production of Product requiring said materials and in sufficient amounts for DPT’s manufacture of Product but not to exceed quantities necessary to support [*****] of the most recently supplied Forecasted Needs or the minimum order quantity whichever is greater.  COMPANY supplied material in excess of these amounts shall be either subject to storage fees or returned to COMPANY, at the COMPANY’s option.  All COMPANY supplied material shall be shipped to DPT freight prepaid. In the event COMPANY ships or causes to ship such material freight collect, DPT shall invoice COMPANY for the cost of the freight plus a reasonable administrative fee which invoice shall be paid promptly upon receipt. DPT is hereby authorized by COMPANY to return any portion of COMPANY supplied material for which no future production is planned, with prior written notice.  COMPANY shall be responsible for the quality of all COMPANY-supplied materials.  COMPANY shall be

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

responsible for the payment of all personal property and other taxes incident to the storage of COMPANY-owned material at DPT.  For each lot of materials supplied by COMPANY, DPT shall perform the quality control and inspection tests as agreed to in the Specifications unless COMPANY has made arrangements in writing for pre-approved material.  DPT shall have the right to reject any pre-approved material which does not meet the Specifications in accordance with paragraph 2.3 below.  DPT warrants that it will maintain, for the benefit of COMPANY, complete and accurate records of the inventory of all such COMPANY-supplied materials. If requested by COMPANY, DPT will provide to COMPANY a monthly report of ending monthly inventory balance of each COMPANY supplied/owned materials stored at DPT.  This reporting will be supplied exclusively on DPT forms.

(b)                                 Materials Supplied by DPT

DPT shall be responsible for supply, at the expense of COMPANY of all other commodities necessary for the manufacture of Products.  All DPT supplied materials will be billed to COMPANY on the respective invoice for Product, into which the DPT supplied materials was converted, as part of the Materials Fee, and in addition to the Manufacturing Fee, all in accordance with the provisions of paragraph 2.8 below.

(c)                                  Packaging and Labeling

COMPANY shall provide DPT with Specifications (including art proofs) for Packaging and Labeling, and DPT shall purchase, at the expense of COMPANY, Packaging and Labeling in accordance with the Specifications.

(d)                                 Additional Charges

COMPANY shall be responsible for any additional agreed-upon charges (including, but not limited to, items such as brokerage fees, courier expenses, duty fees payable, etc.) that are incurred in the procurement of any materials and/or Packaging and Labeling components as detailed in the immediately preceding sub-sections

(a), (b) and (c); required for the manufacture of the Products, irrespective of which party to the Agreement is responsible for supplying such items.

2.3                               Materials Testing

All materials and packaging supplies shall, when received by DPT, be submitted to analysis and evaluation in accordance with DPT’s SOP’s to determine whether or not said materials meet the Specifications.  The cost of all such analyses and evaluations shall be borne by DPT, except as otherwise provided in paragraph 2.2 of this Agreement.  DPT agrees to maintain and, upon COMPANY request, make available records of all such analyses and evaluations.

2.4                               Material Safety Data Sheets

Prior to DPT’s receipt and testing, and as a condition precedent of any testing or formulation work by DPT pursuant to this Agreement, COMPANY shall provide MSDS sheets to DPT for finished products and all components necessary for the manufacture of Products.  Any components or Products requiring disposal shall be presumed hazardous unless otherwise provided in the MSDS information provided.

2.5                               Commencement of Manufacturing for New Products

No later than [*****] prior to the initial calendar year of a new Product added to this Agreement, COMPANY agrees to notify DPT of its delivery requirements, including firm orders for same, for the [*****] and shall provide its Forecasted Needs for [*****] in order to ensure timely delivery of Product for initial sale and marketing.

2.6                               Purchase Orders

(a)                                 Purchase of Products

COMPANY agrees to purchase from DPT all Products manufactured for COMPANY by DPT in accordance with COMPANY’s purchase orders or Forecasted Needs to the extent such Products meet the Specifications or exceptions pre-approved by COMPANY.  Products shall be ordered by COMPANY by the

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

issuance of separate, pre-numbered purchase orders in increments of full batches and in minimum order quantities.

(b)                                 Forecasted Needs

COMPANY shall provide DPT with a written, non-binding [*****] projection with specific data as to its Forecasted Needs. Such Forecasted Needs shall be updated by COMPANY [*****] on a rolling [*****] basis. It is understood and agreed that with respect to all Forecasted Needs issued to DPT by COMPANY pursuant to the terms hereof, the forecast for the first [*****] thereof shall constitute a firm order for Products, regardless of receipt of COMPANY’s actual purchase order. Thereafter, COMPANY shall provide DPT with a Purchase Order on or before the [*****]. DPT may produce Product up to [*****] prior to the requested delivery date in order to accommodate fluctuations in production demands.  The remaining [*****] of the Forecasted Needs shall be utilized by DPT for purposes of material acquisition on behalf of COMPANY and DPT production planning.  DPT shall attempt to minimize the material inventory purchased on behalf of COMPANY. Certain materials, however, may have long lead times and/or require a minimum order quantity. Therefore, DPT may order the chemical and packaging components necessary to support up to [*****] of COMPANY’s Forecasted Needs, or the applicable minimum order quantity, whichever is greater.  Should COMPANY subsequently reduce its Forecasted Needs, COMPANY will be financially responsible for any material purchased by DPT on COMPANY’s behalf.  Any such material which is subsequently rendered in excess of that required to support up to [*****] of COMPANY’s Forecasted Needs may be subject to storage and inventory caring fees.  DPT may require a deposit for such materials and such materials may also be subject to storage and inventory carrying cost fees.

(c)                                  Time of Issuance

COMPANY shall issue written purchase orders for Products to DPT at least [*****] prior to the requested delivery dates if the requirements are at or below [*****] percent ([*****]%) of the applicable Forecasted Needs, and at least [*****] prior to the

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

requested delivery dates if the requirements exceed the Forecasted Needs by more than [*****] percent ([*****]%).

(d)                                 Contents of Purchase Orders

COMPANY’s purchase orders shall designate the desired quantities of Products, delivery dates and destinations. This Agreement allows for up to [*****] shipping destinations per batch of Product.  Additional destinations can be accommodated for a shipping preparation fee to be negotiated by DPT and COMPANY.  DPT shall not later than [*****] after receipt of a Purchase Order provide confirmation of such Purchase Order and the delivery dates required to COMPANY.  In the event, DPT can not make the proposed commitment delivery date, DPT shall promptly notify COMPANY and inform COMPANY of the proposed delivery date, which shall be as close as possible to the original requested delivery date set out in the specific Purchase Order.

2.7                               Rejected Products

(a)                                 Rejection of Product by COMPANY

COMPANY may reject any Product which fails to meet the Specifications (“Rejected Product”).  COMPANY shall, within [*****] after its receipt of any shipment of Product and related Certificate of Analysis of Product batch (as described in paragraph 5.1 hereof), notify DPT in writing of any claim relating to rejected Product batch and, failing such notification, shall be deemed to have accepted such Product batch.  Such notice to DPT shall specify why the Product batch failed to meet Specifications.  COMPANY shall grant to DPT the right to inspect and test said Product batch.  All Products shall be submitted to inspection and evaluation in accordance with DPT’s SOP’s to determine whether or not said Products meet the Specifications.

(b)                                 Replacement of Rejected Product

At the COMPANY’s option, as to any Rejected Product pursuant to paragraph 2.7(a) above (including phases of or complete batches of bulk product), DPT shall replace such Rejected Product (in an agreed upon batch order quantity, but in no event less than full

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

batch increments) promptly after all materials are available to DPT for the manufacture.  If requested, DPT shall make arrangements with COMPANY for the return or disposal of Rejected Product.

(c)                                  Responsibility for Costs

For the [*****] batches of a Product produced by DPT, or in the event a Rejected Product is due to COMPANY supplied information, formulations or materials, COMPANY shall bear [*****] percent ([*****]%) of all costs directly related to and invoiced for Rejected Product including cost of destruction of the Rejected Product, which shall be conducted by COMPANY in accordance with all applicable laws and regulations.  Upon the completion of [*****] batches, and in the event a validated  Product is rejected due to DPT’s failure to comply with applicable written procedures and DPT’s equipment or facility failure and such failure renders the Product unmarketable, DPT shall bear [*****] percent ([*****]%) of the manufacturing fees, costs of all materials including but not limited to API and components, and costs of destruction. In the event a validated Product does not meet final Specifications and results in a Rejected Product, but such failure is not due to either COMPANY supplied information or DPT’s failure to follow written procedures, the COMPANY shall bear [*****] with DPT bearing [*****] related to Rejected Product, and with destruction to be paid by [*****].  Destruction of Rejected Product shall be in accordance with all applicable laws and regulations and the party conducting the destruction shall indemnify the other party hereto for any liability, costs or expenses, including attorney’s fees and court costs, relating to a failure to dispose of such Product in accordance with such laws and regulations.  The party conducting the destruction shall also provide to the other party hereto all manifests and other applicable evidence of proper destruction as may be requested by applicable law.

(d)                                 Resolution of Conflict

In the event of a conflict between the test results of DPT and the test results of COMPANY with respect to any shipment of Product batch, a sample of such Product batch shall be submitted by DPT to an independent laboratory or recognized industry expert acceptable to both parties for testing against the Specifications

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

utilizing the methods set out in the Specifications.  The fees and expenses of such laboratory testing shall be borne entirely by the party against whom such laboratory’s findings are made.  If results from the independent laboratory are inconclusive, final resolution will be settled in accordance with paragraph 11.6 (b) below.

(e)                                  Recalled Product

In the event (i) any government authority issues a request, directive or administrative order that Product be recalled, or (ii) a court of competent jurisdiction orders a Product recall, or (iii) the COMPANY reasonably determines that the Product should be recalled, the parties shall take all appropriate corrective actions which are reasonable under the circumstances.  In the event that such recall results solely from the breach of DPT’s warranties under this Agreement, at the COMPANY’s option, DPT shall be responsible for replacing the recalled Product and for the administrative expenses of the recall in any case not to exceed [*****] per recall incident.  In the event the recall results from the breach of COMPANY’s warranties under this Agreement, COMPANY shall be responsible for all of the expenses of the recall.  For the purposes of this Agreement, administrative expenses of the recall shall be the expenses of notification, destruction or return of the recalled Product; including any reasonable out-of-pocket costs incurred by the parties in connection with any corrective action.

2.8                               Product Price

(a)                                 Manufacturing Fees.

The initial Manufacturing Fees to be paid by COMPANY to DPT are listed in Schedule A.  The parties hereto agree that the Manufacturing Fees set out in Schedule A shall be re negotiated, in good faith, at [*****].  If the parties are unable to agree on a re-negotiated price at least [*****] prior to the start of [*****], then this Agreement, effective the [*****] of the [*****], shall continue in force with prices being adjusted to reflect the change in [*****], in [*****] of the preceding [*****] as compared to the same [*****] prior thereto until such time as to when price negotiation can be completed. (For example: If in [*****] the [*****] is [*****] and then [*****] reflects a

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****] of [*****] the difference would be [*****].  The [*****] would be divided by [*****] resulting in a [*****] increase of [*****]% in [*****]).

In addition, Manufacturing Fees are based on [*****] volumes for Products.  The Parties shall reserve the right to re-evaluate Manufacturing Fees at the beginning of the [*****] (and each [*****] thereafter) in the event that actual volumes differ from those volumes listed in Schedule A by more than [*****] percent ([*****]%).

Prices for new Products or new Product sizes, new batch sizes or product configuration changes not initially included in Schedule A, shall be negotiated and DPT and COMPANY shall arrive at a mutual agreement with respect to prices at the time said new Products or new Product sizes are added to Schedule A.

If a negotiated price cannot be agreed upon, final pricing for any of the above will be settled in accordance with paragraph 11.6 (b) below.

(b)                                 Materials Fees

The Materials Fee to be paid by COMPANY to DPT shall be listed in Schedule A within [*****] of commencement of the initial commercial products of the applicable Product.  The Materials Fee will be adjusted [*****] at the beginning of [*****] and Schedule A shall be amended accordingly based on changes in DPT’s standard costs for materials.  In the event, however, the cost of a  material increases during [*****] greater than [*****] percent ([*****]%), with prior written notice to COMPANY, DPT may promptly upon the effective date of such increase adjust its invoice price for said material to COMPANY to compensate for the increase.

Material Fees for new Products or new Product sizes, new batch sizes or product configuration changes not initially included in Schedule A, shall be established at the time of first production.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.9                               Payment

Payment for all undisputed deliveries of Product and services shall be made in U.S. Dollars (USD), [*****] after the [*****].  If COMPANY disputes any portion of an invoice, it shall pay the undisputed portion and shall provide DPT with written notice of the disputed portion and its reasons therefor, and COMPANY shall not be obligated to pay such disputed portion unless and until such dispute is resolved in favor of DPT.  The parties shall use good faith efforts to resolve any such disputes within [*****].  Invoices shall be generated upon shipment of Product from DPT.  Total invoice price shall be equal to the quantity of Product times the Total Price per unit effective on [*****], as listed in Schedule A.

Payments shall be made by check, via wire transfer or through other instrument accepted by DPT.  Fund transfers by wire should be made to the following:

Account Name:  [*****]

Account Number: [*****]

Bank Name:  [*****]

ABA Routing Number (ACH/WIRE):  [*****]

SWIFT Code:  [*****]

Bank Location: [*****]

Contact:                                                [*****]

2.10                        Late Payment

A late fee of [*****] percent ([*****]%) of total invoice can be added each month for late undisputed payments.  DPT, at its sole discretion, has the right to discontinue COMPANY’s credit on future orders if COMPANY’s account is not current.  In the event credit is discontinued, a [*****] percent ([*****]%) material deposit paid by COMPANY to DPT will be required prior to DPT ordering  materials.  In addition, a [*****] percent ([*****]%) Manufacturing Fee deposit will be required prior to DPT manufacturing any Product and the balance of the invoice must be paid in full prior to shipment.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.11                        Disposal Costs

With COMPANY’s prior written authorization, DPT reserves the right to invoice COMPANY for all disposal costs, related to manufacture of the Products, unless the disposal relates to a Rejected Product caused by the failure of DPT to follow established written procedures and DPT’s equipment and facility failure.

2.12                        Subcontracting

All services or materials for which DPT  contracts, subcontracts or purchases for purposes of this Agreement shall be subject to prior written approval by the COMPANY.

III - SHIPMENT AND RISK OF LOSS

3.1                               Shipment

Shipment of Product shall be in accordance with COMPANY instructions, provided that shipment is made in accordance with all relevant statutory requirements.  Product will be shipped to COMPANY or its designee immediately upon release, freight collect.  At COMPANY’s request, [*****].  Product held [*****] will be subject to payment as if the product was shipped in accordance with paragraph 2.9 above.  If COMPANY requests DPT to make any miscellaneous small shipments of Product, material, or other items on COMPANY’s behalf, COMPANY agrees to reimburse DPT for any shipping charges incurred.

3.2                               Delivery Terms

The delivery terms of the Products detailed in Schedule A hereof shall be [*****].  Title to, and risk of loss for, Product, shall transfer from DPT to COMPANY when [*****].  [*****] shall bear all risk of loss, delay, or damage in transit, as well as cost of freight and insurance.

3.3                               Claims

The weights, tares and tests affixed by DPT’s invoice shall govern unless established to be incorrect.  Claims relating to quantity, weight and loss or damage to any Product sold under this Agreement shall be waived by COMPANY unless made within [*****] of receipt of Product by COMPANY.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IV - TERM AND TERMINATION

4.1                               Term

The initial term of this Agreement shall commence on the Effective Date hereof and will continue until December 31 of the fifth (5th) calendar year following the Launch Year, unless sooner terminated pursuant to paragraph 4.2 below. This Agreement shall thereafter automatically renew for periods of twelve (12) months, unless any party shall give notice to the other to the contrary at least twelve (12) months prior to the expiration of the initial term or any renewal term of the Agreement.

4.2                               Termination

This Agreement may be terminated at any time upon the occurrence of any of the following events:

(a)                                 The failure of either party to comply with its obligations herein, which failure is not remedied within sixty (60) days after written notice thereof.

(b)                                 Notice by either party to the other upon the insolvency or bankruptcy (voluntary or otherwise) or other similar financial distress of the other party.

4.3                               Payment on Termination

In the event of the termination or cancellation of this Agreement for any reason, and without prejudice to any other rights and remedies available to either party hereunder, COMPANY agrees to reimburse DPT the Materials Fee actually ordered for the manufacture of Products based on COMPANY’s Forecasted Needs as well as for  work-in-process and finished Products. Any “common” material shall be inventoried and will not be charged to COMPANY.

4.4                               Survival

Termination of this Agreement under paragraph 4.2 or due to expiration or cancellation shall not relieve either party of obligations or liability for breaches of this Agreement incurred prior to or in connection with termination, expiration or cancellation.  Sections [*****] hereof shall survive the termination or cancellation of this Agreement for any reason.

V - CERTIFICATES OF ANALYSIS AND MANUFACTURING COMPLIANCE

5.1                               Certificates of Analysis

DPT shall test each lot of Product purchased pursuant to this Agreement before delivery to COMPANY.  Each Certificate of Analysis shall set forth the items tested, specifications and test results for each lot delivered.  DPT shall send one (1) Certificate of Analysis, one (1)  Certificate of Compliance, and a complete executed batch record including full analytical data set to COMPANY at the time of the release of Product.  Extraordinary reporting or documentation, outside this Agreement, may be subject to an additional charge by DPT and will not be incurred without the prior written authorization of the COMPANY.

5.2                               Stability Testing

DPT shall perform its standard stability test program as defined in DPT’s SOP’s or as separately agreed to in accordance with a CCR for each of the Products.  COMPANY shall receive a copy of DPT’s Annual Product Review for each Product as long as DPT is continuing to produce such Product for COMPANY and for as long as this Agreement is in effect.  If COMPANY elects to perform its own stability testing on Product, COMPANY agrees to provide DPT with a copy of the results from such testing on an annual basis.

5.3                               Validation Work or Additional Testing

It is understood by the parties hereto that the responsibility for any validation work shall be the sole responsibility of COMPANY. The parties agree that for any validation work or additional testing in connection with the Product, DPT and COMPANY shall enter into a specific written Project Protocol establishing methodology and pricing for such services.  It is understood between the parties hereto that if DPT is required by regulatory authority to perform validation studies or additional testing in order to legitimately continue to engage in the manufacture of the Product for COMPANY and DPT and COMPANY cannot reach an agreement on a

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

written Project Protocol, then DPT shall be under no obligation to continue the manufacture of the Product affected by said regulation.

5.4                               FDA Inspection

DPT shall advise COMPANY if an authorized agent of the FDA or other governmental agency schedules a visit at, or without scheduling visits, DPT’s manufacturing facility and requests or requires information or changes which specifically pertain to the Products or pertains to DPT’s ability to continue to provide Services and Product(s) under this Agreement.  FDA audit time specific to Products, e.g. for cause  or pre-approval inspection, will be billed to COMPANY from DPT at the then-prevailing QA hourly rate.  DPT shall immediately communicate to COMPANY all communications with the FDA or other government agency, including requests for audits or that an audit has started.  DPT shall allow COMPANY to be in close proximity at when there is a COMPANY specific regulatory audit.

5.5                               Regulatory Filings

COMPANY agrees to provide DPT with copies of the applicable drug product sections of NDA’s, ANDA’s, 510(k)’s or other regulatory filings applicable to the Products manufactured and/or tested by DPT, and copies of any changes in or updates of same as they, from time to time, hereafter occur, during the term of this Agreement.

VI - WARRANTIES

6.1                               Conformity with Specifications

DPT warrants that all Products sold pursuant to this Agreement will have been manufactured in accordance with (i) the Specifications for the release of the Product or pursuant to exceptions approved in writing by COMPANY at the time of manufacture (ii) the Quality Agreement attached hereto as Schedule B and incorporated herein by reference, as may be amended from time to time.

6.2                               Compliance with the Act

COMPANY shall bear sole responsibility for the validity of all test methods and appropriateness of all Specifications.  In addition, COMPANY shall bear sole responsibility for all regulatory approvals, filings, and registrations and adequacy of all validation, stability, and preservative efficacy studies.  COMPANY further warrants that to its knowledge, it has obtained any and all necessary approvals from all applicable regulatory agencies necessary to manufacture and distribute all Products under this Agreement.

6.3                               Conformity with FDA regulations and cGMP’s

Subject to the provisions set forth in paragraph 6.2 and 6.4 hereof, DPT warrants that all Products shall have been manufactured by DPT in compliance with applicable FDA regulations and current Good Manufacturing Practices as that term is defined under the Act.

6.4                               Compliance of Packaging and Labeling with Laws and Regulations

COMPANY warrants that to its knowledge, all Labeling copy and artwork approved, designated or supplied by COMPANY shall be in compliance with all applicable laws and governmental regulations.  Compliance with all federal, state, and local laws and regulations concerning Packaging and Labeling shall be the sole responsibility of COMPANY, provided that DPT purchases such Packaging and Labeling as provided in paragraph 2.2 (c) hereof.  COMPANY hereby represents and warrants to DPT that to its knowledge, all COMPANY designated formulas, components and artwork related to the Product do not violate or infringe any patent, copyright or trademark laws, and agrees to indemnify DPT, its employees, officers, directors and representatives from and against any third party claim, loss or damage including reasonable attorney’s fees paid or incurred by any of them in connection therewith, except where such claim loss or damage is the result of DPT’s negligence or willful misconduct.

6.5                               Access to DPT’s Facilities

COMPANY shall have access to DPT’s facilities, procedures, and documentation related to this Agreement at mutually agreeable times for the sole purpose of auditing DPT’s compliance with current Good Manufacturing Practices and the Act.  In connection with any audit, DPT shall also provide the COMPANY access to its personnel. Such access shall in no way give COMPANY the right to any of DPT’s confidential or proprietary information.  Further, such audits shall normally be limited to a maximum of [*****] every [*****], unless for cause, and [*****] employees or agents of COMPANY, the identity of which are subject to the prior approval of DPT, which shall not be unreasonably withheld, who are subject to the same requirements of confidentiality as COMPANY, and for [*****] following the termination or expiration of this Agreement .

6.6                               Inspections

DPT agrees to permit representatives of the FDA or any other relevant regulatory or governmental authority to access at any reasonable time during normal business hours relevant records, information (and where applicable make copies of the same), personnel and facilities.  DPT shall immediately notify the COMPANY if the FDA or other governmental authority schedules, or without scheduling begins, an inspection or audit.  DPT shall make every reasonable effort to permit the COMPANY to be in close proximity  of such inspection or audit if the same relates directly to this Agreement or Services.  In addition, DPT will provide the COMPANY copies of any correspondence from or to the FDA or other regulatory authorities relating to this Agreement or any Services.  Such copies may be redacted in the event such correspondence incorporates other third party information that is not related to this Agreement or Services.

6.7                               Debarment

DPT hereby certifies that it knowingly does not and knowingly shall not employ, contract with or retain any person directly or indirectly to perform Services under this Agreement if such person is debarred under 21 U.S.C. 335a (a) or (b) or other equivalent laws, rules, regulations or standards of any other relevant jurisdiction.  Upon written request of Company, DPT shall, within ten (10) business days, provide written confirmation that it has complied with the foregoing obligation.  DPT agrees to immediately disclose in writing to Company if any employee or agent is debarred, or if any action or investigation is pending or, to the best of DPT’s knowledge, threatened, relating to the debarment of DPT or any person performing services related to this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.8                               Disclaimer

DPT AND COMPANY MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT, LABELING OR PACKAGING; EXCEPT AS DETAILED HEREIN.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED. IN NO EVENT WILL DPT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, COST OF COVER, OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF DPT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  DPT’S LIABILITY UNDER THIS AGREEMENT FOR FIRST PARTY DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT EXCEED, [*****].

VII - FORCE MAJEURE

Failure of either party to perform its obligations under this Agreement shall not subject such party to any liability to the other if such failure is caused by acts such as, but not limited to, acts of God, acts of terrorism, fires, explosion, flood, drought, war, riot, sabotage, embargo, strikes, or by any other cause beyond the reasonable control of the parties, whether or not foreseeable.

VIII — CHANGES TO PROCESS OR PRODUCT

8.1                               Changes by COMPANY

If COMPANY at any time requests a change to Product and DPT agrees such change is reasonable with regard to Product manufacture;  (i) such change shall be incorporated within the Master Batch Record and/or Specifications via a written CCR reviewed and agreed upon in writing by

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

both DPT and COMPANY;  (ii) The parties shall adjust the price of Product, if necessary, and Schedule A shall be amended accordingly; and  (iii) COMPANY shall pay DPT for the costs associated with such change including, but not limited to, any additional development or validation work required, charged at DPT’s then-prevailing R&D rates in accordance with Section XI contained herein.

8.2                               Changes by DPT

DPT agrees that any changes developed by DPT, which may be incorporated into the Product shall require the written approval of COMPANY via a CCR prior to such incorporation.  At the time of such incorporation, such changes shall become part of the Specifications.  It is also agreed that any regulatory filings incident to any such change shall be the sole responsibility of COMPANY.

8.3                               Changes by Regulatory Authorities

The parties agree that any changes required by regulatory authority, shall be incorporated into the Product as evidenced by the written approval of COMPANY via a CCR prior to such incorporation.  At the time of such incorporation, such changes shall become part of the Specifications.  If DPT is required by regulatory authority to perform validation studies for purposes of validating new manufacturing process or cleaning procedures or new  material and finished Product assay procedures with respect to Product in order to continue to engage in the manufacture of said Product for COMPANY, such studies shall be conducted in accordance with paragraph 5.3 herein. Any costs to DPT resulting from the operation of this paragraph shall be reimbursed by COMPANY.

8.4                               Obsolete Inventory

Any COMPANY-specific inventory including, but not limited to, materials, expired materials, work-in-process, and Products rendered obsolete as a result of formula, artwork or packaging changes requested by COMPANY or by changes required by regulatory authority shall be reimbursed to DPT by COMPANY at DPT’s Materials Fee.  At such time and unless otherwise instructed by COMPANY and agreed by DPT, DPT will destroy the obsolete inventory for COMPANY.  COMPANY shall bear [*****] percent ([*****]%) of all shipping and destruction costs related to said obsolete

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

inventory.  The destruction shall be in accordance with all applicable laws and regulations.  DPT shall provide written notification to COMPANY of its intent to dispose and or store obsolete inventory.  If DPT does not receive disposition instructions from COMPANY within [*****] from date of notification, obsolete inventory remaining at DPT’s facilities shall be subject to a deposit covering the standard cost of the obsolete inventory and storage fees and or destruction at DPT’s discretion, with notice to the COMPANY.

IX - CONFIDENTIAL INFORMATION

9.1                               Confidential Information

(a)                                 Obligations of Confidentiality

The Parties agree to treat all Confidential Information (as described herein) acquired by either of them from the other under this Agreement as being secret and confidential and shall use it only as permitted under this Agreement.  For the purposes of this Agreement, “Confidential Information” shall mean all confidential or proprietary materials or information not generally available to the public that is confidential and proprietary to Company or DPT.  Company’s Confidential Information includes, but is not limited to, Company Intellectual Property and Company Developed Intellectual Property, confidential information provided to DPT prior to the date hereof, all information regarding any Product, its raw materials, processes, know-how, formulations, analytical procedures, clinical procedures, its INDs and any other regulatory filings, and other information related to any Product that may or will be under development.  DPT’s Confidential Information includes, but is not limited to, all information regarding its business, manufacturing procedures, know-how, customers, and price lists.  Neither Party shall disclose the Confidential Information of the other Party for any purposes other than as required in the performance of its duties under this Agreement.  All Confidential Information furnished by COMPANY to DPT, or by DPT to COMPANY, during the term of this Agreement, relating to the subject matter hereof, shall be kept confidential by the party receiving said confidential

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

information, except for purposes authorized by this Agreement, and shall not be disclosed to any person or firm, unless previously authorized in writing to do so, for a period of not less than [*****] following the date of disclosure. The party receiving said confidential information may, however, disclose the same to its responsible officers,  employees, consultants, advisors and agents (“Representatives”) who require said information for the purposes contemplated by this Agreement, provided that said Representatives shall have assumed like obligations of confidentiality.  It is understood that all confidential information provided by either party shall be identified or marked as such.  Any oral communications which are to be considered confidential shall be reduced to writing and identified as confidential within thirty (30) days after disclosure. DPT shall have no right to publish any Confidential Information.

(b)                                 Exceptions

Any other provisions hereof to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that the obligations of confidence and nonuse herein assumed shall not apply to any information which:

(1)                                 is at the time of disclosure or thereafter so becomes a part of the public domain; or

(2)                                 was otherwise in the receiving party’s lawful possession prior to disclosure as shown by its competent written record; or

(3)                                 is hereafter disclosed to the receiving party by a third party purporting not to be in violation of an obligation of confidentiality to the disclosing party relative to said information; or

(4)                                 is by mutual agreement of the parties hereto released from a confidential status; or

(5)                                 is required to be disclosed pursuant to regulatory or legal requirements.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(c)                                  DPT Business Model

COMPANY acknowledges that as a contract manufacturing organization, DPT’s business involves the application of its expertise, technology and know-how to numerous pharmaceutical and other products and that DPT retains the right (subject to its obligations under the applicable confidentiality provision or agreement) to apply such expertise, technology and know-how to a variety of products or services.

9.2                               Trademarks and Trade Names

(a)                                 Each party hereby acknowledges that it does not have, and shall not acquire any interest in any of the other party’s trademarks or trade names unless otherwise expressly agreed.

(b)                                 Each party agrees not to use any trade names or trademarks of the other party, except as specifically authorized by the other party in writing both as to the names or marks which may be used and as to the manner and prominence of use.

X — INDEMNIFICATION

10.1                        Indemnification by DPT

Subject to paragraph 6.8 above, DPT will indemnify and hold COMPANY harmless against any and all liability, damage, loss, cost, or expense (including reasonable attorney’s fees) resulting from any third party claims made or suits brought against COMPANY which arise from DPT’s breach of its warranties set forth in Section VI hereof, including for DPT’s negligence and willful misconduct up to [*****].  Notwithstanding the foregoing, under no circumstances shall DPT have any responsibility for product liability or personal injury claims of such third parties which arise from the sale, distribution or any use of Product which meets the Specifications.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.2                        Insurance by DPT

DPT shall maintain in full force and effect the following minimum, required insurance: products liability insurance coverage in the minimum amount of [*****] per occurrence with an annual aggregate amount of [*****]; workers compensation insurance in accordance with all applicable statutory requirements, and employers liability coverage of [*****] per accident/disease/injury/ general liability insurance, including contractual liability coverage, with limits of [*****] per occurrence and [*****] in annual aggregate.  Upon request, DPT shall provide Company with evidence of insurance coverage in the form of a Certificate of Insurance.  The limits required may be satisfied through a combination of both primary and excess casualty programs.  Such evidence of insurance shall be provided, upon written request, in the form of a Certificate of Insurance which shall name COMPANY as a “certificate holder” and shall reference COMPANY’s additional insured status as required.

10.3                        Indemnification by COMPANY

COMPANY will indemnify and hold DPT harmless against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees) resulting from any third party claims made or suits brought against DPT which are related to the breach of any of COMPANY’s warranties provided for herein or which arise out of the promotion, distribution, use, testing or sales of Products, including, without limitation, any claims, express, implied or statutory, made as to the efficacy, safety, or use to be made of Products, and claims made by reason of any Product Labeling or any Packaging containing Product (provided such packaging and Labeling was purchased by DPT as provided in paragraph 2.2 (c) hereof), unless, and to the extent such liability, damage, loss or expense is caused by the breach of DPT’s warranties under Section VI hereof or DPT’s negligence or willful misconduct. COMPANY shall have the right, at its sole option, to defend against such claim including selection of counsel and control of the proceedings, including reasonable settlement; provided, however, that the selection of counsel and settlement is with the approval of DPT, which approval will not be unreasonably withheld.

10.4                        Insurance by COMPANY

While this Agreement is in full force and effect, COMPANY shall furnish DPT with evidence of Commercial General Liability insurance (including endorsements for Products and Contractual Liability) coverage affording a minimum amount of [*****] per occurrence combined single limit, bodily

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

injury/property damage and [*****] aggregate liability limits.  Such evidence of insurance coverage can be in the form of the original policy or a Certificate of Insurance which shall name DPT as an additional insured and provide that COMPANY has assumed the liability as provided for herein.  Concurrent with the execution of this Agreement, COMPANY shall provide evidence of the foregoing insurance coverage to:

DPT Laboratories, Ltd.

[*****]

[*****]

[*****]

[*****]

10.5                        Stacking of Insurance

Neither COMPANY nor DPT intend for their respective insurance policies to stack on top of each other.  To that end, both parties agree that if a loss is incurred, for which DPT has an obligation under Section 10.1 to indemnify COMPANY hereunder, DPT’s policies will be triggered and DPT will defend COMPANY under the additional insured endorsement. Furthermore, if a loss is incurred for which Company has an obligation under Section 10.3 to indemnify DPT hereunder, then COMPANY’s policies will be triggered and COMPANY will defend DPT under the additional insured endorsement.

10.6                        Patent and Other Intellectual Property Rights

(a)                                 Warranty by COMPANY

COMPANY warrants that, use of Products or sales of Products will not infringe any patent or other proprietary rights and that COMPANY will indemnify, defend and hold DPT harmless from any damage, judgment, loss, cost or other reasonable expense (including reasonable attorney’s fees) arising from third party claims that Products or the use of the Product names and any other trademarks, trade names, or trade dress used by COMPANY in connection with Products infringes patent or other proprietary rights of a third party.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)                                 Warranty by DPT

DPT shall indemnify and hold COMPANY harmless from all costs, damages and expense (including reasonable attorney’s fees) arising out of any suit or action brought against COMPANY based upon a claim that any process or technical data furnished or utilized by DPT infringes any patent or other proprietary rights.

10.7                        Conditions of Indemnification

If either party expects to seek indemnification from the other under paragraphs 10.1, 10.3, or 10.6 hereof, it shall promptly give notice to the other party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the defense of all such claims or suits.  No settlement or compromise shall be binding on a party hereto without its prior written consent.

XI - GENERAL PROVISIONS

11.1                        Notices

Any notices permitted or required by this Agreement shall be sent by certified or registered mail and shall be effective the earlier of the date received or three (3) days after deposit in the U.S. mail, if sent and addressed as follows or to such other address as may be designated by either party in writing:

If to DPT:                                                                                                                                         DPT Laboratories, Ltd.

[*****]

[*****]

[*****]

[*****]

If to COMPANY:                                                                                                 Anacor Pharmaceuticals, Inc.

[*****]

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

With a copy to:

Cooley LLP

[*****]

[*****]

[*****]

11.2                        Entire Agreement; Amendment

The parties hereto acknowledge that this document together with the Quality Agreement executed on even date herewith sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof, and shall supersede any conflicting portions of DPT’s quotation, acknowledgment and invoice forms and COMPANY’s Purchase Order and other written forms.  No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by the party against whom enforcement is sought.  No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

11.3                        Waiver

No waiver by either party of any default shall be effective unless in writing, nor shall any such waiver operate as a waiver of any other default or of the same default on a future occasion.

11.4                        Obligations to Third Parties

Each party warrants and represents that proceeding herein is not inconsistent with any contractual obligations, express or implied, undertaken with any third party.

11.5                        Assignment

This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the parties and may not be assigned or transferred by either party without the prior written consent of the other, which consent will not be unreasonably withheld.  No such

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

assignment shall release the original party hereto from its duties and obligations under this Agreement.

11.6                        Governing Law and Arbitration

(a)                                 Governing Law

The validity, interpretation and effect of this Agreement shall be governed by and construed under the substantive laws of the State of Delaware, excluding any conflicts of law provisions contained therein.

(b)                                 Mediation

Each party hereto irrevocably agrees that any dispute arising out of or related in any way to this Agreement shall be submitted in the first instance to mediation and then, if still unresolved, to litigation pursuant to the provisions of 8 Del. C. §§ 346 and 347 in the Court of Chancery of the State of Delaware and subject to the substantive laws of the State of Delaware; excluding any conflicts of law provisions contained therein.  If the Delaware Court of Chancery lacks jurisdiction under 8 Del. C. §§ 346 and 347 to resolve the dispute either by mediation or litigation, then such dispute shall be brought in the appropriate court in the State of Delaware, and each of the parties hereto hereby (i) irrevocably submits with regard to any such dispute for itself and in respect to its property, generally and unconditionally, to the exclusive personal jurisdiction of the Delaware courts in the event that any dispute arises out of this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion of leave from any such court in Delaware, and (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the aforesaid courts.

11.7                        Severability

In the event that any term or provision of this Agreement shall violate any applicable statute, ordinance, or rule of law in any jurisdiction in which it is used, or otherwise be unenforceable, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

11.8                        Headings, Interpretation

The headings used in this Agreement are for convenience only and are not a part of this Agreement.

11.9                        Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

11.10                 Independent Contractor

In performing its services hereunder, DPT shall act as an independent contractor.

11.11                 Export/Import Laws and Regulations

This Agreement is subject to any restrictions concerning the import or export of Product, active pharmaceutical ingredient, chemical or packaging  components (or related technical information or data) to or from the United States as well as the laws and regulations of any other country involved in the import or export of such Product, active pharmaceutical ingredient, chemical or packaging  components (or related technical information or data).  COMPANY acknowledges that it shall be solely and exclusively responsible for the preparation of all import and export documentation and compliance with all import and export laws of the United States  as well as the laws and regulations of any other country involved in the import or export of such Product, active pharmaceutical ingredient, chemical or packaging  components (or related technical information or data); except as otherwise agreed by the parties in writing.  COMPANY shall indemnify and hold DPT, its officers, directors, employees, shareholders and affiliates harmless, from any and all claims, losses, liabilities, damages, fines, penalties, costs and expenses (including reasonable attorneys’ fees) arising from, or related to, any breach by COMPANY of its obligations under this provision. COMPANY shall be the importer or exporter of record for all such import or export activities.  COMPANY shall cooperate with DPT as reasonably necessary to permit DPT to comply with the laws and regulations of the United States and any other country relating to the control of import or export of Product, active pharmaceutical ingredient, chemical or packaging  components (or related technical information or data).

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized officers as of the date first above written.

	ANACOR PHARMACEUTICALS		DPT LABORATORIES, LTD.

By:	/s/ Lucy O. Day	By:	/s/ Paul Johnson
	Lucy O. Day		Paul Johnson
Its:	VP, Finance	Its:	President & COO

Schedule A

SCHEDULE A - 2014 - April 17, 2014

Client - Anacor Pharmaceuticals (616)

PRODUCT CODE	PRODUCT DESCRIPTION	ANNUAL QUANTITY	ESTIMATED ORDER QUANTITY (Bottle)	Batch Size	# of BATCHES per ORDER	# of BATCHES per YEAR	MANUFACTURING FEE per bottle ($)	MATERIAL FEE per bottle ($)	TOTAL PRICE US ($) per bottle

Tavabarole Topical Solution, 5% - [*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Tavabarole Topical Solution, 5% - [*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Total Batches

Notes:

1)       [*****].

2)       [*****].

3)       [*****].

4)       [*****].

5)       [*****].

6)       [*****].

7)       [*****].

8)       [*****].

9)       [*****].

Anacor Pharmaceuticals	DPT Laboratories, Ltd.

By: /s/ Dina Coronado	By: /s/ Paul Josephs
Print Name: Dina Coronado	Print Name: Paul Josephs
Title: VP, CMC	Title: Sr. VP Sales, Marketing and Corporate Development
Date: 23 April 2014	Date: 4/17/14

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.